EXHIBIT 23.4
CONSENT OF DIRECTOR NOMINEE
To Carey Watermark Investors Incorporated (the “Company”):
Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of Carey Watermark Investors Incorporated on Form S-11 (the “Registration Statement”), and amendments thereto, which indicate that I have accepted a nomination to become a director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as a member of the Board of Directors of the Company.
Dated: March 26, 2008

/s/ Michael G. Medzigian
Name:	Michael G. Medzigian
Director Nominee

CONSENT OF DIRECTOR NOMINEE
To Carey Watermark Investors Incorporated (the “Company”):
Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of Carey Watermark Investors Incorporated on Form S-11 (the “Registration Statement”), and amendments thereto, which indicate that I have accepted a nomination to become a director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as a member of the Board of Directors of the Company.
Dated: March 26, 2008

/s/ Gordon F. DuGan
Name:	Gordon F. DuGan
Director Nominee

CONSENT OF INDEPENDENT DIRECTOR NOMINEE
To Carey Watermark Investors Incorporated (the “Company”):
Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of Carey Watermark Investors Incorporated on Form S-11 (the “Registration Statement”), and amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.
Dated: March 26, 2008

/s/ H. Cabot Lodge III
Name:	H. Cabot Lodge III
Independent Director Nominee

CONSENT OF INDEPENDENT DIRECTOR NOMINEE
To Carey Watermark Investors Incorporated (the “Company”):
Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of Carey Watermark Investors Incorporated on Form S-11 (the “Registration Statement”), and amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.
Dated: March 26, 2008

/s/ Robert E. Parsons
Name:	Robert E. Parsons
Independent Director Nominee

CONSENT OF INDEPENDENT DIRECTOR NOMINEE
To Carey Watermark Investors Incorporated (the “Company”):
Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of Carey Watermark Investors Incorporated on Form S-11 (the “Registration Statement”), and amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.
Dated: March 26, 2008

/s/ Michael C. Shindler
Name:	Michael C. Shindler
Independent Director Nominee

CONSENT OF INDEPENDENT DIRECTOR NOMINEE
To Carey Watermark Investors Incorporated (the “Company”):
Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to the references in the Registration Statement of Carey Watermark Investors Incorporated on Form S-11 (the “Registration Statement”), and amendments thereto, which indicate that I have accepted a nomination to become an independent director of the Company and upon appointment prior to the commencement of the Company’s initial public offering of shares of common stock pursuant to such Registration Statement, will serve as an independent member of the Board of Directors of the Company.
Dated: March 26, 2008

/s/ Simon M. Turner
Name:	Simon M. Turner
Independent Director Nominee